UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2005

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	20-0154352	000-50345
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2995 Crain Highway
Waldorf, Maryland	20601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-645-0333

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communication pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CRF 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 SFR 240.14d-2 (b))

____ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e- 4 (c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 3, 2005, Old Line Bancshares, Inc. (the “Registrant”) announced its earnings for the quarter ended June 30, 2005. For further information, reference is made to the Registrant’s press release, dated August 3, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this ITEM 2.02 on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits
99.1 Press Release dated August 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

August 3, 2005	By: /s/James W. Cornelsen
James W. Cornelsen, President